Concentrations of Credit Risk	12 Months Ended
Apr. 02, 2016
Risks and Uncertainties [Abstract]
CONCENTRATIONS OF CREDIT RISK
CONCENTRATIONS OF CREDIT RISK

The Company’s principal financial instrument subject to potential concentration of credit risk is accounts receivable, which is unsecured. The Company provides an allowance for doubtful accounts equal to estimated losses expected to be incurred in the collection of accounts receivable. The Company has adopted credit policies and standards intended to accommodate industry growth and inherent risk and it believes that credit risks are moderated by the financial stability of its major customers, conservative payment terms and the Company’s strict credit policies.

Revenue from significant customers, those representing 10% or more of total revenue for the respective periods, are summarized as follows:

	Fiscal Year
	2016	2015	2014
Huawei Technologies Co., Ltd. (Huawei)	12%	7%	4%
Samsung Electronics, Co., Ltd. (Samsung)	7%	14%	25%

In addition, the Company sold its products to another end customer through multiple contract manufacturers, which in the aggregate accounted for approximately 37%, 32% and 20% of total revenue in fiscal years 2016, 2015 and 2014, respectively. The majority of the revenue from these customers was from the sale of the Company’s mobile products.

Huawei accounted for approximately 13%, 7% and 5% of the Company's total accounts receivable balance as of April 2, 2016, March 28, 2015 and March 29, 2014, respectively, and Samsung accounted for approximately 10%, 7% and 25% of the Company's total accounts receivable balance as of April 2, 2016, March 28, 2015 and March 29, 2014, respectively.